EXHIBIT 10.27
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                     ASSIGNMENT AND CONTRIBUTION AGREEMENT
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      THIS ASSIGNMENT AND CONTRIBUTION AGREEMENT (this "Agreement") is entered into effective as of the 31st day of December, 1998, by and between Northbrook Corporation, a Delaware corporation ("Assignor") and Amfac/JMB Hawaii, L.L.C., a Hawaii limited liability company ("Assignee").


                             W I T N E S S E T H:
                             -------------------

      WHEREAS, Assignor is the sole member of Assignee, pursuant to that certain Limited Liability Company Operating Agreement, dated as of February 27, 1998 (as amended, the "Operating Agreement") of Assignee (f/k/a Amfac/JMB Mergeco, L.L.C.); and,

      WHEREAS, Assignee is indebted to Assignor pursuant to (i) a certain Replacement Note #2, dated as of January 1, 1998, in the original stated principal amount of $15,000,000.00, made by Assignee in favor of Assignor ("Note 1"), and (ii) a certain Revolving Credit Note, dated as of February 27, 1998, in the original principal amount of $30,000,000.00, made by Assignee in favor of Fred Harvey Transportation Company, an Arizona corporation ("FHT") and assigned to Assignor as of the date hereof
("Note 2" and, collectively, the "Notes"); and,

      WHEREAS, the outstanding principal and accrued interest due to Assignor under Note 1 as of the date hereof is $8,752,967.90 (the "Note 1 Balance"), and the outstanding principal and accrued interest due to Assignor under Note 2 as of the date hereof is $46,394,591.64 (the "Note 2 Balance"); and,

      WHEREAS, in consideration of, among other things, Assignee's agreement to exercise its redemption rights with respect to certain Certificate of Land Appreciation Notes, due 2008, Class B issued by the Assignee, as further set forth in that certain Note Modification Agreement, dated as of the date hereof, by and between FHT and Assignee, Assignor has determined to contribute, transfer and assign to Assignee, as a capital contribution, all of Assignor's right, title and interest in and to the Notes.

      NOW, THEREFORE, in consideration of the premises and the covenants of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

      1. ASSIGNMENT OF NOTES. Assignor hereby assigns, contributes, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Notes, as a contribution to capital, and Assignee hereby accepts the assignment, transfer, contribution and conveyance of the Note. Assignor and Assignee hereby agree that the Notes shall thereupon be deemed canceled and retired. The parties hereto agree to execute and deliver such further documentation as may be reasonably requested in order to effect the foregoing.

      2. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Illinois.

      3. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.



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      4.    SUCCESSORS.  This Agreement shall be binding upon, and shall inure to the benefit of, the Assignor, the Assignee, and their respective legal representatives, heirs, administrators, executors, successors and assigns. No person or entity shall in any respect be deemed to be a third party beneficiary with respect to this Agreement.

      5. CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope of this Agreement or any provision hereof.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date and year first above written.

                               ASSIGNOR:

                               NORTHBROOK CORPORATION,
                               a Delaware corporation



                               By:
                                     ------------------------------
                               Its:
                                     ------------------------------

                               ASSIGNEE:

                               AMFAC/JMB HAWAII, L.L.C.,
                               a Hawaii limited liability company




                               By:
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                                     Manager